Exhibit 99.1

RENT COLLECTION UPDATE

Q2 2020 Collection

75%

of Q2 Base Rent[1]

July 2020 Collection

85%

of July Base Rent[1]

	Entire Portfolio	Top 10 Tenants	Top 20 Tenants	Public
April	77.6 %	100.0 %	92.7 %	89.2 %
May	70.7 %	78.3 %	78.8 %	89.1 %
June	76.7 %	84.8 %	81.9 %	89.6 %
Q2[1]	75.0 %	87.7 %	84.5 %	89.3 %
July[1]	85.0 %	100.0 %	95.0 %	92.6 %

Note: All ratios represent percentage of total Base Rent for such period and such category collected. Percentages may include immaterial rounding in certain instances. All tenant updates are based on available information as of July 27, 2020.

[1]Base Rent in Q2 and July 2020 is $117.4M and $39.3M, respectively. Included in July collections of 85.0% is 0.2% of Base Rent which we expect to collect. Base Rent collected in Q2 and July 2020 includes 0.4% and 1.9%, respectively, of collections from tenants that are in default for failure to pay prior months and are currently not subject to deferral or abatement arrangements. Including mortgage payments, cash collected was 75.7% and 86.7% for Q2 and July 2020, respectively.

Please see the back of this presentation for Reporting Definitions and Explanations.

1

Q2'20 AND JULY BASE RENT DETAIL

Q2 Base Rent[1]



Base Rent Collected
75%
Base Rent Uncollected
25%
Deferrals Recognized[2]
19.1%
Deferrals Unrecognized[2]
0.3%
Abatement
2.0%
Lost Rent
3.6%

Lost Rent Detail		
Restructure	Bankruptcy	Other[3]
0.9%	0.4%	2.3%

July Base Rent[1]



Base Rent Collected
85%
Base Rent Uncollected
15%
Deferrals Recognized[2]
11.0%
Deferrals Unrecognized[2]
0.2%
Abatement
1.6%
Lost Rent
2.2%

Lost Rent Detail		
Restructure	Bankruptcy	Other[3]
0.8%	0.2%	1.2%

- $4.6 million of rent will be deferred in 2H 2020, subject to percentage rent arrangements, with weighted average deferral period of 6.0 months[4]
- $5.1 million of rent will be deferred in 2H 2020, excluding tenants subject to percentage rent arrangements, with weighted average deferral periods of 1.8 months
- $1.3 million of rent will be abated in 2H 2020; Spirit received extended lease term on the vast majority of leases where rent was abated
- We have executed one deferral extension and 36 tenants have retracted their deferrals and paid full rent April through July

Note: All ratios represent percentage of total Base Rent for such period. Percentages may include immaterial rounding in certain instances. All tenant updates are based on available information as of July 27, 2020.

[1]Base Rent in Q2 and July 2020 is $117.4M and $39.3M, respectively. Included in July collections of 85.0% is 0.2% of Base Rent which we expect to collect. Base Rent collected in Q2 and July 2020 includes 0.4% and 1.9%, respectively, of collections from tenants that are in default for failure to pay prior months and are currently not subject to deferral or abatement arrangements.

[2]Deferrals recognized are included in revenue in our income statement whereas deferrals unrecognized are recognized on a cash basis and are not included in revenue during the deferral period. July 2020 Deferrals Recognized includes 1.1% of expected deferrals that are not yet approved or executed.

[3]Other rent consists of tenants that are delinquent on the payment of Base Rent and thus rental revenue is recognized on a cash basis.

[4]Includes certain tenants within the movie theater and entertainment sectors. Generally, under these agreements, we will receive rent through year-end, calculated as a percentage of sales, with any aggregate short-falls to base rent becoming payable in the future.

Please see the back of this presentation for Reporting Definitions and Explanations.

2

RENT COLLECTION BY INDUSTRY

INDUSTRY	Q2 2020 ABR[1]	April Collection[2]	May Collection[2]	June Collection[2]	July Collection[2]	July Deferred/ Expected Deferrals[3]
Convenience Stores	8.4 %	95.5 %	95.5 %	100.0 %	95.6 %	0.0 %
Restaurants - Quick Service	7.0 %	98.2 %	56.8 %	78.8 %	100.0 %	0.0 %
Health and Fitness[4]	6.9 %	49.7 %	6.2 %	22.4 %	67.8 %	19.3 %
Restaurants - Casual Dining	6.1 %	33.8 %	47.9 %	49.6 %	63.6 %	25.0 %
Movie Theaters	5.7 %	20.8 %	2.0 %	2.0 %	7.2 %	75.0 %
Drug Stores / Pharmacies	5.0 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Grocery	3.8 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Entertainment	3.7 %	12.7 %	18.2 %	18.2 %	54.4 %	45.6 %
Car Washes	3.4 %	64.0 %	64.0 %	100.0 %	100.0 %	0.0 %
Dealerships	3.2 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Home Improvement	3.1 %	100.0 %	97.4 %	97.4 %	100.0 %	0.0 %
Dollar Stores	3.1 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Home Décor	2.7 %	95.5 %	83.6 %	83.5 %	100.0 %	0.0 %
Specialty Retail	2.5 %	88.8 %	97.3 %	100.0 %	88.8 %	0.0 %
Warehouse Club and Supercenters	2.4 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Automotive Service	2.3 %	56.1 %	68.2 %	95.8 %	100.0 %	0.0 %
Department Stores	2.0 %	84.5 %	66.6 %	48.6 %	35.5 %	64.5 %
Home Furnishings	1.9 %	56.6 %	7.0 %	41.2 %	66.3 %	21.5 %
Sporting Goods	1.7 %	96.4 %	92.9 %	92.9 %	92.9 %	0.0 %
Education	1.7 %	13.7 %	28.1 %	32.7 %	92.6 %	7.4 %
Automotive Parts	1.2 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Office Supplies	0.8 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Other	0.7 %	87.2 %	92.7 %	99.5 %	100.0 %	0.0 %
Medical Office	0.6 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Pet Supplies & Service	0.5 %	100.0 %	98.2 %	100.0 %	100.0 %	0.0 %
Apparel	0.3 %	48.0 %	48.0 %	48.1 %	60.0 %	20.6 %
RETAIL	**80.7 %**	**73.4 %**	**64.8 %**	**71.9 %**	**82.1 %**	**13.3 %**
Distribution	7.5 %	97.9 %	97.8 %	100.0 %	100.0 %	0.0 %
Manufacturing	4.1 %	88.0 %	95.1 %	100.0 %	95.3 %	4.7 %
INDUSTRIAL	**11.6 %**	**94.6 %**	**96.8 %**	**100.0 %**	**98.4 %**	**1.6 %**
Professional Office	3.1 %	95.6 %	100.0 %	95.6 %	100.0 %	0.0 %
Medical Office	2.7 %	93.4 %	100.0 %	98.2 %	91.5 %	1.8 %
Data Center	1.3 %	100.0 %	100.0 %	100.0 %	100.0 %	0.0 %
Hotel	0.6 %	100.0 %	19.7 %	39.4 %	59.1 %	40.9 %
OFFICE & OTHER	**7.7 %**	**96.0 %**	**93.3 %**	**92.5 %**	**93.7 %**	**4.0 %**
TOTAL	**100.0 %**	**77.6 %**	**70.7 %**	**76.7 %**	**85.0 %**	**11.2 %**

[1]Represents percentage of Annualized Base Rent (ABR) for such period attributable to such industry.
[2]Represents percentage of total Base Rent for such period and such industry collected. Percentages may include immaterial rounding in certain instances. Included in July collections of 85.0% is 0.2% of Base Rent which we expect to collect. Base Rent collected in Q2 and July 2020 includes 0.4% and 1.9%, respectively, of collections from tenants that are in default for failure to pay prior months and are currently not subject to deferral or abatement arrangements.
[3]Represents executed deferral agreements, as well as advanced negotiations with tenants in which we expect to reach deferral agreements with.
[4]Base Rent collected in the health and fitness industry in July 2020 includes 23.2% from tenants that are in default for failure to pay prior months and are currently not subject to deferral or abatement arrangements.
Please see the back of this presentation for Reporting Definitions and Explanations.

3

PROPERTY STATUS BY INDUSTRY

Over 90% of Spirit's portfolio is open or partially open

Industry	Fully Open	Partially Open	Closed
Convenience Stores	100.0 %	0.0 %	0.0 %
Restaurants - Quick Service	4.3 %	95.7 %	0.0 %
Health and Fitness	85.4 %	0.0 %	14.6 %
Restaurants - Casual Dining	94.1 %	2.4 %	3.5 %
Movie Theaters	0.0 %	0.0 %	100.0 %
Drug Stores / Pharmacies	100.0 %	0.0 %	0.0 %
Grocery	100.0 %	0.0 %	0.0 %
Entertainment	80.0 %	0.0 %	20.0 %
Car Washes	100.0 %	0.0 %	0.0 %
Dealerships	100.0 %	0.0 %	0.0 %
Home Improvement	100.0 %	0.0 %	0.0 %
Dollar Stores	100.0 %	0.0 %	0.0 %
Home Décor	100.0 %	0.0 %	0.0 %
Specialty Retail	100.0 %	0.0 %	0.0 %
Warehouse Club and Supercenters	100.0 %	0.0 %	0.0 %
Automotive Service	100.0 %	0.0 %	0.0 %
Department Stores	100.0 %	0.0 %	0.0 %
Home Furnishings	100.0 %	0.0 %	0.0 %
Sporting Goods	100.0 %	0.0 %	0.0 %
Education	100.0 %	0.0 %	0.0 %
Automotive Parts	100.0 %	0.0 %	0.0 %
Office Supplies	100.0 %	0.0 %	0.0 %
Other	98.1 %	0.0 %	1.9 %
Medical Office	100.0 %	0.0 %	0.0 %
Pet Supplies & Service	100.0 %	0.0 %	0.0 %
Apparel	100.0 %	0.0 %	0.0 %
RETAIL	**82.0 %**	**8.5 %**	**9.5 %**
Distribution	100.0 %	0.0 %	0.0 %
Manufacturing	100.0 %	0.0 %	0.0 %
INDUSTRIAL	**100.0 %**	**0.0 %**	**0.0 %**
Professional Office	100.0 %	0.0 %	0.0 %
Medical Office	100.0 %	0.0 %	0.0 %
Data Center	100.0 %	0.0 %	0.0 %
Hotel	100.0 %	0.0 %	0.0 %
OFFICE & OTHER	**100.0 %**	**0.0 %**	**0.0 %**
TOTAL	**85.6 %**	**6.8 %**	**7.6 %**

Note: Based on information available as of July 27, 2020. Represents percentage of Base Rent from such industry where the property is considered "fully open" or "partially open." A property is considered fully open when inside sales exist. It is considered partially open if sales are limited to outside of the store (i.e. curbside, drive-thru or takeout). Percentages may include immaterial rounding in certain instances.
Please see the back of this presentation for Reporting Definitions and Explanations.

4

REPORTING DEFINITIONS AND EXPLANATIONS Annualized Base Rent (ABR) represents Base Rent and earned income from direct financing leases from the final month of the reporting period, adjusted to exclude amounts from properties sold during that period and to include a full month of rental income for properties acquired during that period. The total is then multiplied by 12. We use ABR when calculating certain metrics that are useful to evaluate portfolio credit and diversification and to manage risk. Base Rent represents rental income for the period, including amounts deferred or abated and excluding percentage rents, from our owned properties recognized during the month. We use Base Rent to monitor cash collection and to evaluate past due receivables. Lost Rent is calculated as Base Rent reserved due to uncollectability divided by Base Rent for the period. 5REPORTING DEFINITIONS AND EXPLANATIONS Annualized Base Rent (ABR) represents Base Rent and earned income from direct financing leases from the final month of the reporting period, adjusted to exclude amounts from properties sold during that period and to include a full month of rental income for properties acquired during that period. The total is then multiplied by 12. We use ABR when calculating certain metrics that are useful to evaluate portfolio credit and diversification and to manage risk. Base Rent represents rental income for the period, including amounts deferred or abated and excluding percentage rents, from our owned properties recognized during the month. We use Base Rent to monitor cash collection and to evaluate past due receivables. Lost Rent is calculated as Base Rent reserved due to uncollectability divided by Base Rent for the period. 5